                                                   1933 Act File No.: 333-104669
                                                      1940 Act File No.: 811-266

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
--------------------------------------------------------------------------------
[X]            REGISTRATION STATEMENT UNDER SECURITIES ACT OF 1933

[ ]                  Pre-Effective Amendment No.____________


[X]                  Post-Effective Amendment No. 2


                                     and/or

[X]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


[X]                  Amendment No. 36


--------------------------------------------------------------------------------
                Exact Name of Registrant as Specified in Charter:
                           TRI-CONTINENTAL CORPORATION
--------------------------------------------------------------------------------
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code):
                       100 PARK AVENUE, NEW YORK, NY 10017

--------------------------------------------------------------------------------
               Registrant's Telephone Number, including Area Code:
                        (212) 850-1864 or (800) 221-2450

--------------------------------------------------------------------------------
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service:
            FRANK J. NASTA, ESQ., 100 PARK AVENUE, NEW YORK, NY 10017

--------------------------------------------------------------------------------
                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.
--------------------------------------------------------------------------------

[ ] If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

[ ] It is proposed that this filing will become effective (check appropriate box) when declared effective pursuant to section 8(c)

If appropriate, check the following box:
[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment or Registration Statement.
[ ] This Post-Effective Amendment on Form N-2 is filed to register additional securities for an offering pursuant to Rule 462(b)(1) under the Securities Act of 1933 and the Securities Act Registration Statement Number of the earlier effective Registration Statement for the same offering is: _________

                                   ----------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

[LOGO] Tri-Continental Corporation

                        AN INVESTMENT YOU CAN LIVE WITH

                                                                     Prospectus

                                                                    May 2, 2005

                                100 Park Avenue
                              New York, NY 10017
                    New York City Telephone (212) 682-7600
                      Toll-Free Telephone (800) 874-1092
     For Retirement Plan Information -- Toll-Free Telephone (800) 445-1777


   Tri-Continental Corporation is a diversified, closed-end investment company--a publicly traded investment fund. The Corporation's Common Stock is traded on the New York Stock Exchange under the symbol "TY." The closing market price of the Common Stock on March 31, 2005 was $17.80 per share.


   The Corporation invests primarily for the longer term, and over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. Common stocks have made up the bulk of investments. However, assets may be held in cash or invested in all types of securities. See "Investment Objective and Other Policies and Related Risks." No assurance can be given that the Corporation's investment objective will be realized. The Corporation's manager is J. & W. Seligman & Co. Incorporated.

   This Prospectus applies to all shares of Common Stock purchased under the Corporation's various Investment Plans. See "Investment Plans and Other Services." The shares of Common Stock covered by this Prospectus also may be issued from time to time by the Corporation to acquire the assets of personal holding companies, private investment companies or publicly owned investment companies. See "Issuance of Shares in Connection with Acquisitions."


   This Prospectus sets forth concisely the information that a prospective investor should know about the Corporation before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Corporation, including a Statement of Additional Information ("SAI") dated May 2, 2005, has been filed with the Securities and Exchange Commission. The SAI, as well as the Corporation's most recent Annual and Semi-Annual Reports are also available upon request and without charge by writing or calling the Corporation at the address or telephone numbers listed above. Investors may also write or call the Corporation in order to request other available information or to make stockholder inquiries. The SAI is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. The table of contents of the SAI appears on page 27 of this Prospectus. The 2004 Annual Report contains financial statements of the Corporation for the year ended December 31, 2004, which are incorporated by reference into the SAI. The SAI, as well as the Corporation's most recent Annual and Semi-Annual Reports are also available at www.tricontinental.com. The reference to the Corporation's website is an inactive textual reference and information contained in or otherwise accessible through the Corporation's website does not form a part of this Prospectus. The Securities and Exchange Commission maintains a web site (www.sec.gov) that contains the SAI, material incorporated by reference, and other information filed electronically by the Corporation.


   THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER APPROVED NOR DISAPPROVED THESE SECURITIES, AND IT HAS NOT DETERMINED THIS PROSPECTUS TO BE ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                                   Common Stock
                                                               ($.50 par value)


CETRI 1 5/05

                     SERVICE PROVIDERS TO THE CORPORATION



             INVESTMENT MANAGER         PORTFOLIO SECURITIES
             J. & W. Seligman & Co.     CUSTODIAN
             Incorporated               State Street Bank and
             100 Park Avenue            Trust Company
             New York, New York 10017   801 Pennsylvania Avenue
                                        Kansas City, Missouri
                                        64105

             STOCKHOLDER SERVICE AGENT  GENERAL COUNSEL
             Seligman Data Corp.        Sullivan & Cromwell LLP
             100 Park Avenue            125 Broad Street
             New York, New York 10017   New York, New York 10004

                               TABLE OF CONTENTS


                                            PAGE                                           PAGE
                                            ----                                           ----
Summary of Corporation Expenses............   3  Computation of Net Asset Value...........  19
Prospectus Summary.........................   4  Dividend Policy and Taxes................  20
The Corporation............................   5  Investment Plans and Other Services......  22
Financial Highlights.......................   6  Issuance of Shares in Connection with      26
Capitalization at February 28, 2005........   9    Acquisitions...........................  27
Trading and Net Asset Value Information....   9  Table of Contents of the Statement of      28
Investment Objective and Other Policies and  10    Additional Information.................  29
  Related Risks............................  13  Authorization Form for Automatic Dividend
Management of the Corporation..............  18    Investment and Cash Purchase Plan......
Description of Capital Stock...............  19  Authorization Form for Automatic Check
Description of Warrants....................        Service................................


                        SUMMARY OF CORPORATION EXPENSES

   The following table illustrates the expenses and fees that the Corporation expects to incur and that you can expect to bear as a stockholder of the Corporation.


 STOCKHOLDER TRANSACTION EXPENSES
    Automatic Dividend Investment and Cash Purchase Plan Fees........   --/(1)/
 ANNUAL EXPENSES FOR 2004 (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
   TO COMMON STOCK)
    Management Fees.................................................. 0.41%
    Other Expenses/(2)/.............................................. 0.25%
                                                                      ----
        Total Annual Expenses........................................ 0.66%
                                                                      ====

--------
/(1)/ Stockholders participating in the Corporation's investment plans pay a maximum $2.00 fee per transaction. See "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan" for a description of the investment plans and services.

/(2)/ Based on actual expenses incurred in 2004.


   The following example illustrates the costs you would pay on a $1,000 investment, assuming a 5% annual return:


                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                             ------ ------- ------- --------
    Tri-Continental Corporation Common Stock   $7     $21     $37     $82


   The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly. For more complete descriptions of the various costs and expenses, see "Management of the Corporation" and "Investment Plans and Other Services--Automatic Dividend Investment and Cash Purchase Plan."


   The example does not represent actual costs, which may be more or less than those shown. Moreover, the Corporation's actual rate of return may be more or less than the hypothetical 5% return shown in the example.

                              PROSPECTUS SUMMARY

   The following is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

   This Prospectus applies to shares of Common Stock of the Corporation. The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years the Corporation's objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities in whatever amounts or proportions J. & W. Seligman & Co. Incorporated (the "Manager") believes best suited to current and anticipated economic and market conditions. These may include preferred stock, debt securities, repurchase agreements, options, illiquid securities and securities of foreign issuers, each of which could involve certain risks. See "Investment Objective and Other Policies and Related Risks."


   The Manager manages the investment of the assets of the Corporation and administers its business and other affairs pursuant to a Management Agreement approved by the Board of Directors and the stockholders of the Corporation. The Manager also serves as manager of twenty-two other U.S. registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." The aggregate assets of the Seligman Group of Funds at February 28, 2005 were approximately $12.0 billion. The Manager also provides investment management or advice to institutional and other accounts having a value at February 28, 2005 of approximately $8.8 billion. The Manager's fee is based in part on the average daily net assets of the Corporation. The management fee rate for 2004 was equivalent to 0.41% of the Corporation's average daily net investment assets. See "Management of the Corporation."


   Shares of Common Stock covered by this Prospectus may be purchased from time to time by Seligman Data Corp. ("SDC"), the Plan service agent for Automatic Dividend Investment and Cash Purchase Plans, Individual Retirement Accounts ("IRAs"), Retirement Plans for Self-Employed Individuals, Partnerships and Corporations, the J. & W. Seligman & Co. Incorporated Matched Accumulation Plan and the Seligman Data Corp. Employees' Thrift Plan (collectively, the "Plans"), as directed by participants, and may be sold from time to time by the Plan service agent for participants in Systematic Withdrawal Plans. See "Investment Plans and Other Services." Shares will be purchased for the Plans on the New York Stock Exchange or elsewhere when the market price of the Common Stock is equal to or less than its net asset value, and any brokerage commissions applicable to such purchases will be charged pro rata to the Plan participants. Shares will be purchased for the Plans from the Corporation at net asset value when the net asset value is lower than the market price, all as more fully described in this Prospectus.


   On November 18, 2004, the Board of Directors authorized the renewal of the Corporation's ongoing share repurchase plan. The program authorizes the Corporation to repurchase through December 31, 2005 up to 5.6% of its then outstanding Common Stock, provided that the excess of net asset value of a share of Common Stock over its market price (the discount) remains greater than 10%. The shares repurchased under this program are cancelled increasing the number of authorized but unissued shares available for issuance to participants in the Plan. The stock repurchase program seeks, among other things, to moderate the growth in the number of shares outstanding, increase the net asset value of the Corporation's outstanding shares, reduce the dilutive impact on stockholders who do not take capital gains distributions in additional shares and increase the liquidity of the

Corporation's Common Stock in the marketplace. Shares acquired by the Corporation from participants in the Systematic Withdrawal Plan and other stockholder plans, as well as shares purchased for the Corporation in the open market to meet demand under the Automatic Dividend and Cash Purchase Plan, are counted towards the repurchase limit under the program. For the 12-month period ended November 18, 2004, the Corporation repurchased 5.9 million shares, equivalent to 5.0% of the outstanding stock at November 20, 2003.


                                THE CORPORATION


   The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified management investment company of the closed-end type. The Corporation's Common Stock is listed on the New York Stock Exchange under the symbol "TY." The average weekly trading volume on that and other exchanges during 2004 was 400,752 shares. The Corporation's Common Stock has historically been traded on the market at less than net asset value. As of February 28, 2005, the Corporation had 112,307,966 shares of Common Stock outstanding and net assets attributable to Common Stock of $2,413,780,344.

                             FINANCIAL HIGHLIGHTS


   The Corporation's financial highlights for the years presented below have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm. This information, which is derived from the financial and accounting records of the Corporation, should be read in conjunction with the financial statements and notes contained in the Corporation's 2004 Annual Report, which may be obtained from the Corporation as provided on the cover page of this Prospectus.


   "Per share operating performance" data is designed to allow you to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value so that you can understand what effect the individual items have on your investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, using average shares outstanding.
                                         PER SHARE OPERATING PERFORMANCE, TOTAL
                                                   (FOR A SHARE OF COMMON STOCK


                                                                           ----------------------------------
                                                                              2004        2003        2002
                                                                           ----------  ----------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................................ $    19.55  $    15.72  $    21.69
                                                                           ----------  ----------  ----------
Net investment income.....................................................       0.26        0.18        0.25
Net realized and unrealized investment gain (loss)........................       2.31        3.84       (5.95)
Net realized and unrealized gain (loss) from foreign currency transactions         --          --          --
                                                                           ----------  ----------  ----------
Increase (decrease) from investment operations............................       2.57        4.02       (5.70)
Dividends paid on Preferred Stock.........................................      (0.02)      (0.02)      (0.01)
Dividends paid on Common Stock............................................      (0.23)      (0.17)      (0.26)
Distribution from net gain realized.......................................         --          --          --
Issuance of Common Stock in gain distributions............................         --          --          --
Issuance of Common Stock upon Warrant exercise**..........................         --          --          --
                                                                           ----------  ----------  ----------
Net increase (decrease) in net asset value................................       2.32        3.83       (5.97)
                                                                           ----------  ----------  ----------
Net asset value, end of year.............................................. $    21.87  $    19.55  $    15.72
                                                                           ==========  ==========  ==========
Adjusted net asset value, end of year*.................................... $    21.82  $    19.51  $    15.69
Market value, end of year................................................. $    18.28  $    16.40  $    13.25
TOTAL INVESTMENT RETURN:
Based upon market value...................................................     12.95%      25.24%    (28.18)%
Based upon net asset value................................................     13.36%#     25.84%    (26.35)%
RATIOS AND SUPPLEMENTAL DATA:
Expenses to average net investment assets.................................      0.65%       0.68%       0.67%
Expenses to average net assets for Common Stock...........................      0.66%       0.70%       0.68%
Net investment income to average net investment assets....................      1.26%       1.03%       1.29%
Net investment income to average net assets for
 Common Stock.............................................................      1.28%       1.05%       1.31%
Portfolio turnover rate...................................................     47.36%     138.65%     152.79%
Net investment assets, end of year (000s omitted):
  For Common Stock........................................................ $2,470,781  $2,310,999  $1,958,295
  For Preferred Stock.....................................................     37,637      37,637      37,637
                                                                           ----------  ----------  ----------
Total net investment assets............................................... $2,508,418  $2,348,636  $1,995,932
                                                                           ==========  ==========  ==========

--------

*  Assumes the exercise of outstanding warrants. Warrant exercise terms were:
   December 22, 1994 to December 27, 1995--12.77 shares at $1.76 per share; December 28, 1995 to July 1, 1996--13.54 shares at $1.66 per share; July 2, 1996 to December 20, 1996--13.79 shares at $1.63 per share; December 21, 1996 to July 1, 1997--14.69 shares at $1.53 per share; July 2,1997 to
   December 19, 1997--14.99 shares at $1.50 per share; December 20, 1997 to June 23, 1998--16.06 shares at $1.40 per share; June 24, 1998 to December 18, 1998--16.78 shares at $1.34 per share; December 19, 1998 to June 24, 1999--17.85 shares at $1.26 per share; June 25, 1999 to December 16, 1999--18.14 shares at $1.24 per share;

   The total investment return based on market value measures the Corporation's performance assuming you purchased shares of the Corporation at the market value as of the beginning of the year, invested dividends and capital gains paid as provided for in the Corporation's Automatic Dividend Investment and Cash Purchase Plan, and then sold your shares at the closing market value per share on the last day of the year. The computation does not reflect any sales commissions you may incur in purchasing or selling shares of the Corporation. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value.


INVESTMENT RETURN, RATIOS AND SUPPLEMENTAL DATA
OUTSTANDING THROUGHOUT EACH YEAR)

YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------

   2001        2000        1999        1998        1997        1996        1995
----------  ----------  ----------  ----------  ----------  ----------  ----------
$    25.87  $    32.82  $    34.13  $    32.06  $    29.28  $    27.58  $    23.70
----------  ----------  ----------  ----------  ----------  ----------  ----------
      0.32        0.35        0.48        0.54        0.60        0.68        0.74
     (3.02)      (3.25)       2.90        7.01        6.94        4.84        6.14
        --          --          --       (0.01)      (0.17)      (0.02)       0.03
----------  ----------  ----------  ----------  ----------  ----------  ----------
     (2.70)      (2.90)       3.38        7.54        7.37        5.50        6.91
     (0.01)      (0.02)      (0.02)      (0.02)      (0.02)      (0.02)      (0.02)
     (0.28)      (0.33)      (0.48)      (0.52)      (0.60)      (0.66)      (0.73)
     (1.11)      (3.30)      (3.79)      (4.28)      (3.45)      (2.72)      (2.01)
     (0.08)      (0.40)      (0.40)      (0.65)      (0.52)      (0.40)      (0.27)
        --          --          --          --          --          --          --
----------  ----------  ----------  ----------  ----------  ----------  ----------
     (4.18)      (6.95)      (1.31)       2.07        2.78        1.70        3.88
----------  ----------  ----------  ----------  ----------  ----------  ----------
$    21.69  $    25.87  $    32.82  $    34.13  $    32.06  $    29.28  $    27.58
==========  ==========  ==========  ==========  ==========  ==========  ==========
$    21.65  $    25.82  $    32.75  $    34.06  $    31.99  $    29.22  $    27.52
$    18.75  $  21.1875  $   27.875  $    28.50  $  26.6875  $   24.125  $   22.625
   (5.22)%    (11.56)%      12.57%      26.19%      27.96%      21.98%      27.95%
  (10.20)%     (8.29)%      10.67%      25.80%      26.65%      21.45%      30.80%
     0.59%       0.54%       0.56%       0.58%       0.60%       0.62%       0.63%
     0.60%       0.54%       0.56%       0.58%       0.60%       0.63%       0.64%
     1.36%       1.10%       1.36%       1.59%       1.80%       2.27%       2.71%

     1.37%       1.11%       1.38%       1.60%       1.82%       2.31%       2.75%
   124.34%      54.13%      42.83%      63.39%      83.98%      53.96%      62.28%
$2,873,655  $3,458,009  $4,109,863  $4,002,516  $3,391,816  $2,835,026  $2,469,149
    37,637      37,637      37,637      37,637      37,637      37,637      37,637
----------  ----------  ----------  ----------  ----------  ----------  ----------
$2,911,292  $3,495,646  $4,147,500  $4,040,153  $3,429,453  $2,872,663  $2,506,786
==========  ==========  ==========  ==========  ==========  ==========  ==========



  December 17, 1999 to June 21, 2000--19.56 shares at $1.15 per share; June 22, 2000 to December 17, 2000--19.90 shares at $1.13 per share; December 18, 2000 to December 17, 2001--21.63 shares at $1.04 per share; and subsequently,
  22.50 shares at $1.00 per share.


**Per share amount is less than + or - $0.01.


# Excluding the effect of the payments received from the Manager, the total return would have been 13.33%.

SENIOR SECURITIES -- $2.50 CUMULATIVE PREFERRED STOCK

   The following information is being presented with respect to the Corporation's $2.50 Cumulative Preferred Stock. The first column presents the number of Preferred shares outstanding at the end of each of the periods presented. Asset Coverage represents the total amount of net assets of the Corporation in relation to each share of Preferred Stock outstanding as of the end of the respective periods. The involuntary liquidation preference is the amount each share of Cumulative Preferred Stock would be entitled to upon involuntary liquidation of these shares.


                               YEAR-END  INVOLUNTARY AVERAGE DAILY
                                 ASSET   LIQUIDATION    MARKET
                  TOTAL SHARES COVERAGE  PREFERENCE      VALUE
             YEAR OUTSTANDING  PER SHARE  PER SHARE    PER SHARE
             ---- ------------ --------- ----------- -------------
             2004   752,740     $3,332       $50        $45.40
             2003   752,740      3,120        50         44.16
             2002   752,740      2,654        50         40.61
             2001   752,740      3,868        50         37.57
             2000   752,740      4,644        50         34.72
             1999   752,740      5,510        50         37.31
             1998   752,740      5,367        50         40.27
             1997   752,740      4,556        50         35.62
             1996   752,740      3,816        50         34.28
             1995   752,740      3,330        50         33.37

                      CAPITALIZATION AT FEBRUARY 28, 2005



                                                                   AMOUNT HELD
                                                                  BY REGISTRANT
                                                                   OR FOR ITS
          TITLE OF CLASS              AUTHORIZED     OUTSTANDING     ACCOUNT
          --------------              ----------     -----------  -------------
 $2.50 Cumulative Preferred Stock,
   $50 par value..................    1,000,000 shs. 752,740 shs.   -0- shs.
 Common Stock,
   $0.50 par value................ 159,000,000 shs.*  112,307,966   -0- shs.
 Warrants to purchase
   Common Stock...................       12,822 wts.  12,822 wts.   -0- wts.

--------

* 288,495 shares of Common Stock were reserved for issuance upon the exercise of outstanding Warrants.


                    TRADING AND NET ASSET VALUE INFORMATION


   The following table shows the high and low sale prices of the Corporation's Common Stock on the composite tape for issues listed on the New York Stock Exchange for each calendar quarter since the beginning of 2003 as well as the net asset values and the range of the percentage discounts to net asset value per share that correspond to such prices.




                                                    CORRESPONDING
                                  CORRESPONDING      DISCOUNT TO
                    MARKET PRICE  NET ASSET VALUE  NET ASSET VALUE
              -     ------------- --------------- ---------------
              2003   HIGH   LOW    HIGH    LOW      HIGH     LOW
              ----  ------ ------ ------  ------  ------   ------
              1st Q $14.11 $12.27 $16.60  $14.32  (15.00)% (14.32)%
              2nd Q  15.23  12.93  17.75   15.19  (14.20)  (14.88)
              3rd Q  15.64  14.54  18.37   16.90  (14.86)  (13.96)
              4th Q  16.40  15.21  19.55   17.90  (16.11)  (15.03)

              2004
              ----
              1st Q  17.69  16.40  20.56   19.52  (13.96)  (15.98)
              2nd Q  17.45  16.00  20.41   19.28  (14.50)  (17.01)
              3rd Q  16.79  15.82  20.14   19.03  (16.63)  (16.87)
              4th Q  18.31  16.39  21.89   19.69  (16.35)  (16.76)

              2005
              ----
              1st Q  18.38  17.49  21.91   20.85  (16.11)  (16.12)





   The Corporation's Common Stock has historically been traded on the market at less than net asset value. The closing market price, net asset value and percentage discount to net asset value per share of the Corporation's Common Stock on March 31, 2005 were $17.80, $21.10 and 15.64%, respectively.

           INVESTMENT OBJECTIVE AND OTHER POLICIES AND RELATED RISKS


   The Corporation is a Maryland corporation formed in 1929 by the consolidation of two predecessor corporations. It is registered under the 1940 Act, as a diversified management investment company of the closed-end type.


   The Corporation invests primarily for the longer term and has no Charter restrictions with respect to such investments. Over the years, the Corporation's investment objective has been to produce future growth of both capital and income while providing reasonable current income. There can be no assurance that this objective will be achieved. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants (subject to limitations as set forth in the SAI), and other securities, in whatever amounts or proportions the Manager believes best suited to current and anticipated economic and market conditions.

   The management's present investment policies, in respect to which it has freedom of action, are:

      (1) it keeps investments in individual issuers within the limits permitted diversified companies under the 1940 Act (i.e., 75% of its total assets must be represented by cash items, government securities, securities of other investment companies, and securities of other issuers which, at the time of investment, do not exceed 5% of the Corporation's total assets at market value in the securities of any issuer and do not exceed 10% of the voting securities of any issuer);
      (2) it does not make investments with a view to exercising control or management except that it has an investment in SDC;

      (3) it ordinarily does not invest in other investment companies, but it may purchase up to 3% of the voting securities of such investment companies, provided purchases of securities of a single investment company do not exceed in value 5% of the total assets of the Corporation and all investments in investment company securities do not exceed 10% of total assets; and


      (4) it has no fixed policy with respect to portfolio turnover and purchases and sales in the light of economic, market and investment considerations. The portfolio turnover rates for the ten fiscal years ended December 31, 2004 are shown under "Financial Highlights."


The foregoing investment objective and policies may be changed by management without stockholder approval, unless such a change would change the Corporation's status from a "diversified" to a "non-diversified" company under the 1940 Act.


   The Corporation's stated fundamental policies relating to the issuance of senior securities, the borrowing of money, the underwriting of securities of other issuers, the concentration of investments in a particular industry or groups of industries, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans may not be changed without a vote of stockholders. A more detailed description of the Corporation's investment policies, including a list of those restrictions on the Corporation's investment activities which cannot be changed without such a vote, appears in the SAI. Within the limits of these fundamental policies, management has reserved freedom of action.


   REPURCHASE AGREEMENTS: The Corporation may enter into repurchase agreements with respect to debt obligations which could otherwise be purchased by the Corporation. A repurchase agreement is an instrument under which the Corporation may acquire an underlying debt instrument and simultaneously obtain the commitment of the seller (a commercial bank or a broker or dealer) to repurchase the security at an agreed upon price and date within a number of days (usually not more than seven days from the date of purchase). The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Corporation will make payment for such securities only upon physical delivery or evidence of book transfer to the account of the Corporation's custodian. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Corporation's ability to dispose of the underlying securities.

   ILLIQUID SECURITIES: The Corporation may invest up to 15% of its net investment assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act")) and other securities that are not readily marketable. The Corporation may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Corporation's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Board of Directors will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. This investment practice could have the effect of increasing the level of illiquidity in the Corporation, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

   FOREIGN SECURITIES: The Corporation may invest in commercial paper and certificates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers. ADRs and ADSs are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs and ADSs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally reflects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such receipts. The Corporation may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts or to commercial paper and certificates of deposit issued by foreign banks.

   LEVERAGE: Senior securities issued or money borrowed to raise funds for investment have a prior fixed dollar claim on the Corporation's assets and income. Any gain in the value of securities purchased or in income received in excess of the cost of the amount borrowed or interest or dividends payable causes the net asset value of the Corporation's Common Stock or the income available to it to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased or income received on them to below the asset or income claims of the senior securities or borrowed money causes the net asset value of the Common Stock or income available to it to decline more sharply than would be the case if there were no prior claim. Funds obtained through senior securities or borrowings thus create investment opportunity, but they also increase exposure to risk. This influence ordinarily is called "leverage." As of February 28, 2005, the only senior securities of the Corporation outstanding were 752,740 shares of its $2.50 Cumulative Preferred Stock, $50 par value. The quarterly dividend rate as of February 28, 2005 on such preferred stock was $2.50 per annum. Based on its February 28, 2005 asset value, the Corporation's portfolio requires an annual return of 0.08% in order to cover dividend payments on the Preferred Stock. For a description of such payments, see "Description of Capital Stock." The following table illustrates the effect of leverage relating to presently outstanding Preferred Stock on the return available to a holder of the Corporation's Common Stock.



 Assumed return on portfolio
   (net of expenses).......................    -10%    -5%     0%    5%    10%
 Corresponding return to common stockholder -10.23% -5.16% -0.08% 5.00% 10.08%


   The purpose of the table above is to assist you in understanding the effects of leverage. The percentages appearing in the table do not represent actual or anticipated returns, which may be greater or less than those shown.

   OTHER RISKS: Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Corporation's net asset value and market price will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

   The Corporation may not invest 25% or more of its total assets in securities of companies in any one industry. The Corporation may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed to offer good investment opportunities. If an industry or economic sector in which the Corporation is invested falls out of favor, the Corporation's performance may be negatively affected.

   The Corporation's performance may be affected by the broad investment environment in the U.S. or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

   Foreign securities or illiquid securities in the Corporation's portfolio involve higher risk and may subject the Corporation to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

   An investment in the Corporation is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                         MANAGEMENT OF THE CORPORATION

   THE MANAGER: In accordance with the applicable laws of the State of Maryland, the Board of Directors provides broad supervision over the affairs of the Corporation. Pursuant to a Management Agreement approved by the Board and the stockholders, the Manager manages the investment of the assets of the Corporation and administers its business and other affairs. In that connection, the Manager makes purchases and sales of portfolio securities consistent with the Corporation's investment objective and policies.


   The Manager also serves as manager of twenty-two other U.S. registered investment companies of the Seligman Group of Funds. These other companies are:
Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real State Fund Series, Inc. Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc. The address of the Manager is 100 Park Avenue, New York, NY 10017. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors and owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.


   As compensation for the services performed and the facilities and personnel provided by the Manager, the Corporation pays to the Manager promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Corporation at the close of business on the previous business day. The term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                        0.45 of 1% of the first $4 billion of Fee Base
                        0.425 of 1% of the next $2 billion of Fee Base
                        0.40 of 1% of the next $2 billion of Fee Base, and
                        0.375 of 1% of the Fee Base in excess of $8 billion.

The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which the Manager or any affiliated company acts as investment adviser or manager (including the Corporation).




   The Corporation's portfolio is managed by the Manager's Core Investment Team, headed by Mr. John B. Cunningham, Managing Director and Chief Investment Officer of the Manager. Mr. Cunningham is Vice President and Portfolio Manager of the Corporation. He is also Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc., Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc., and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio and Co-Portfolio Manager of Seligman Income and Growth Portfolio. Prior to joining the Manager, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management ("SBAM") and Group Head of SBAM's Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

   Mr. Michael F. McGarry, a Managing Director of the Manager, is Vice President and Co-Portfolio Manager of the Corporation. He is also Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc. and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Common Stock Portfolio. Mr. McGarry joined the Manager in August 1990 as an Institutional Portfolio Administrator and has been a member of the Core Investment Team managing the Corporation since October 2001.



   Mr. Cunningham and Mr. McGarry each have decision-making authority with respect to the Corporation's investments, although, as team leader of the Core Investment Team, Mr. Cunningham typically makes the final decisions with respect to the investments made by the Corporation.



   The Corporation's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of the securities of the Corporation.


   The Corporation pays all its expenses other than those assumed by the Manager, including brokerage commissions, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates, expenses of printing and distributing prospectuses, expenses of printing and distributing reports, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, stockholder record-keeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Corporation not employed by the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

   The Management Agreement provides that it will continue in effect until December 29 of each year if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Corporation and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party) and if the Manager shall not have notified the Corporation at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Corporation, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

   In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

   For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.  HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.  HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

     The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.  WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.




Q6.  HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?



A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.



     The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.



Q7.  DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.  WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO MARKET TIMING OR LATE TRADING?





A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?




A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?




A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equaled approximately $1.7 million) represented, at the time of payment, less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?


A.   One employee has left Seligman.

                         DESCRIPTION OF CAPITAL STOCK


   (a) DIVIDEND RIGHTS: Common Stockholders are entitled to receive dividends only if and to the extent declared by the Board of Directors and only after (i) such provisions have been made for working capital and for reserves as the Board may deem advisable, (ii) full cumulative dividends at the rate of $0.625 per share per quarterly dividend period have been paid on the Preferred Stock for all past quarterly periods and have been provided for the current quarterly period, and (iii) such provisions have been made for the purchase or for the redemption (at a price of $55 per share) of the Preferred Stock as the Board may deem advisable. In any event, no dividend may be declared upon the Common Stock unless, at the time of such declaration, the net assets of the Corporation, after deducting the amount of such dividend and the amount of all unpaid dividends declared on the Preferred Stock, shall be at least equal to $100 per outstanding share of Preferred Stock. The equivalent figure was $3,256.66 at February 28, 2005.


   (b) VOTING RIGHTS: The Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a designated portion of all the shares or of the shares of each class, such action shall be effective if taken or authorized by the affirmative vote of a majority of the aggregate number of the votes entitled to vote thereon, except that a class vote of Preferred Stockholders is also required to approve certain actions adversely affecting their rights. Any change in the Corporation's fundamental policies may also be authorized by the vote of 67% of the votes present at a meeting if the holders of a majority of the aggregate number of votes entitled to vote are present or represented by proxy.

   Consistent with the requirements of Maryland law, the Corporation's Charter provides that the affirmative vote of two-thirds of the aggregate number of votes entitled to be cast thereon shall be necessary to authorize any of the following actions: (i) the dissolution of the Corporation; (ii) a merger or consolidation of the Corporation (in which the Corporation is not the surviving corporation) with (a) an open-end investment company or (b) a closed-end investment company, unless such closed-end investment company's Articles of Incorporation require a two-thirds or greater proportion of the votes entitled to be cast by such company's stock to approve the types of transactions covered by clauses (i) through (iv) of this paragraph; (iii) the sale of all or substantially all of the assets of the Corporation to any person (as such term is defined in the 1940 Act); or (iv) any amendment of the Charter of this Corporation which makes any class of the Corporation's stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph. This could have the effect of delaying, deferring or preventing changes in control of the Corporation.

   (c) LIQUIDATION RIGHTS: In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment to the Preferred Stockholders of an amount equal to $50 per share plus dividends accrued or in arrears, the Common Stockholders are entitled, to the exclusion of the Preferred Stockholders, to share ratably in all the remaining assets of the Corporation available for distribution to stockholders.

   (d) OTHER PROVISIONS: Common Stockholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. The Corporation's Board of Directors (other than any directors who may be elected to represent Preferred Stockholders as described above) are classified as nearly as possible into three equal classes with a maximum three-year term so that the term of one class of directors expires annually. Such classification provides continuity of experience and stability of management while providing for the election of a portion of the Board of Directors each year. Such classification could have the effect of delaying, deferring or preventing changes in control of the Corporation.

   The Board of Directors may classify or reclassify any unissued stock of any class with or without par value (including Preferred Stock and Common Stock) into one or more classes of preference stock on a parity with, but not having preference or priority over, the Preferred Stock by fixing or altering before the issuance thereof the designations, preferences, voting powers, restrictions and qualifications of, the fixed annual dividends on, the times and prices of redemption, the terms of conversion, the number and/or par value of the shares and other provisions of such stock to the full extent permitted by the laws of Maryland and the Corporation's Charter. Stockholder approval of such action is not required.

                            DESCRIPTION OF WARRANTS


   The Corporation's Charter and Warrant certificates provide that each Warrant represents the right during an unlimited time to purchase one share of Common Stock at a price of $22.49 per share, subject to increase in the number of shares purchasable and adjustment of the price payable pursuant to provisions of the Charter requiring such adjustments whenever the Corporation issues any shares of Common Stock at a price less than the Warrant purchase price in effect immediately prior to issue. Each Warrant presently entitles the holder to purchase 22.50 shares of Common Stock at $1.00 per share. There were 12,822 Warrants outstanding at February 28, 2005. Fractional shares of Common Stock are not issued upon the exercise of Warrants. In lieu thereof, the Corporation issues scrip certificates representing corresponding fractions of the right to receive a full share of Common Stock if exchanged by the end of the second calendar year following issuance or of the proceeds of the sale of a full share if surrendered during the next four years thereafter.


                        COMPUTATION OF NET ASSET VALUE


   Net asset value of the Common Stock is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) each day the New York Stock Exchange is open for trading.


   Net asset value per share of Common Stock is determined by dividing the current value of the assets of the Corporation less its liabilities and the prior claim of the Preferred Stock by the total number of shares of Common Stock outstanding.


   Generally, securities owned by the Corporation are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or security market or for which there is no last sales price are valued at the mean of the most recent bid and asked price, or by the Manager based on quotations provided by primary market makers in such securities. If the Manager concludes that the most recently reported (or closing) price of a security held by the Corporation is no longer valid or reliable, or such price is otherwise unavailable, the Manager will value the security at its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.


   All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars by a pricing service based upon the mean of the bid and asked prices of such currencies against the U.S. dollar quoted by a major bank which is a regular participant in the institutional foreign exchange markets.



                           DIVIDEND POLICY AND TAXES


   DIVIDENDS: Dividends are paid quarterly on the Preferred Stock and on the Common Stock in amounts representing substantially all of the net investment income earned each year. Payments on the Preferred Stock are in a fixed amount, but payments on the Common Stock vary in amount, depending on investment income received and expenses of operation. Substantially all of any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. At December 31, 2004, the Corporation had a net capital loss carry-forward for federal income tax purposes, which is available for offset against future taxable net capital gains, expiring in various amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carry-forward.


   Unless SDC is otherwise instructed by you, dividends on the Common Stock are paid in cash and capital gain distributions are paid in book shares of Common Stock which are entered in your Tri-Continental account as "book credits." Long-term gain distributions ordinarily are paid in shares of Common Stock, or, at your option, 75% in book shares and 25% in cash, or, in the alternative, 100% in cash. Shares distributed in payment of gain distributions are valued at market price or at net asset value, whichever is lower, on the valuation date. Distributions or dividends received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

   TAXES: The Corporation intends to continue to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Corporation will generally be exempt from federal income taxes on net ordinary income and capital gains that it distributes to stockholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to stockholders each year.

   Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the

Corporation must meet to qualify for such treatment. The information set forth below relates solely to the U.S. Federal income taxes on dividends and distributions by the Corporation and assumes that the Corporation qualifies as a regulated investment company.

   Dividends on Common or Preferred Stock representing net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable to stockholders as ordinary income, whether received in cash or invested in additional shares. To the extent designated as derived from the Corporation's dividend income that would be eligible for the dividends received deduction if the Corporation were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations. Distributions of net capital gain (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long you have held your shares. The tax rate on net long-term capital gains for individuals is reduced generally from 20% to 15% (5% for individuals in lower tax brackets) for such gain held for more than one year and realized before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate stockholders. If you receive distributions in the form of additional shares issued by the Corporation, you will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.

   Dividends declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Corporation and received by each stockholder in December. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

   The Corporation is subject to a 4% nondeductible excise tax on the underdistribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Corporation's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Corporation intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

   Any gain or loss you realize upon a sale or redemption of Common or Preferred Stock will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and as a short-term capital gain or loss if you held your shares for one year or less. Individual stockholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate stockholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, (after taking into account certain hedging transactions), any loss you realize will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. No loss will be allowed on the sale or other disposition of shares of the Corporation if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, you acquire (such as through the Automatic Dividend Investment and Cash Purchase Plan), or enter into a contract or option to acquire, securities that are substantially identical to the shares of the Corporation.

   The tax treatment of the Corporation and of stockholders under the tax laws of the various states may differ from the federal tax treatment. You are urged to consult your own tax advisor regarding specific questions as to federal, state or local taxes, including questions regarding the alternative minimum tax.

   THE CORPORATION IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF TAXABLE DIVIDENDS AND OTHER REPORTABLE PAYMENTS PAID ON YOUR ACCOUNT IF YOU PROVIDE THE CORPORATION WITH EITHER AN INCORRECT TAXPAYER IDENTIFICATION NUMBER OR NO NUMBER AT ALL OR YOU FAIL TO CERTIFY THAT YOU ARE NOT SUBJECT TO SUCH WITHHOLDING. YOU SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE CORPORATION MAY BE FINED ON AN ANNUAL BASIS FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. THE CORPORATION MAY CHARGE YOU A SERVICE FEE EQUAL TO SUCH FINE FOR ACCOUNTS NOT HAVING A CERTIFIED TAXPAYER IDENTIFICATION NUMBER. CERTIFICATES WILL NOT BE ISSUED UNLESS AN ACCOUNT IS CERTIFIED.

                      INVESTMENT PLANS AND OTHER SERVICES

AUTOMATIC DIVIDEND INVESTMENT AND CASH PURCHASE PLAN


   The Automatic Dividend Investment and Cash Purchase Plan is available for any Common stockholder who wishes to purchase additional shares of the Corporation's Common Stock with dividends or other cash payments on shares owned, with cash dividends paid by other corporations in which stock is owned or with cash funds. The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional shares of the Corporation. Details of the services offered under the Plan are given in the Authorization Form appearing in this Prospectus. Under the Plan, you appoint the Corporation as your purchase agent to receive or invest such dividends and cash funds forwarded by you for your accounts in additional shares of the Corporation's Common Stock (after deducting a service charge), as described under "Method of Purchase" below. Funds forwarded by you under the Plan should be made payable to Tri-Continental Corporation and mailed to Tri-Continental Corporation, P.O. Box 9766, Providence, RI 02940-9766. Checks for investment must be in U.S. dollars drawn on a domestic bank. Credit card convenience checks and third party checks, i.e., checks made payable to a party other than Tri-Continental Corporation, may not be used to purchase shares under this Plan. You should direct all correspondence concerning the Plan to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. At present, a service fee of up to a maximum of $2.00 will be charged for each cash purchase transaction. There is no charge for Automatic Dividend Investment. As of February 28, 2005, 22,233 stockholders, owning approximately 29,714,304 shares of Common Stock, were using the Plan. You may choose one or more of the services under the Plan and you may change your choices (or terminate participation) at any time by notifying SDC in writing. The Plan may be amended or terminated by written notice to Planholders.


AUTOMATIC CHECK SERVICE

   The Automatic Check Service enables you, if you are an Automatic Dividend Investment and Cash Purchase Planholder, to authorize checks to be drawn on your regular checking account at regular intervals for fixed amounts to be invested in additional shares of Common Stock for your account. An Authorization Form to be used to start the Automatic Check Service is included in this Prospectus.

SHARE KEEPING SERVICE

   You may send certificates for shares of the Corporation's Common Stock to SDC to be placed in your account. Certificates should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427, with a letter requesting that they be placed in your account. You should not sign the certificates and they should be sent by certified or registered mail. Return receipt is advisable; however, this may increase mailing time. When your certificates are received by SDC, the shares will be entered in your Tri-Continental account as "book credits" and shown on the Statement of Account received from SDC. If you use the Share Keeping Service you should keep in mind that you must have a stock certificate for delivery to a broker if you wish to sell shares. A certificate will be issued and sent to you on your written request to SDC, usually within two business days of the receipt of your request. You should consider the time it takes for a letter to arrive at SDC and for a certificate to be delivered to you by mail before you choose to use this service.

TAX-DEFERRED RETIREMENT PLANS

   Shares of the Corporation may be purchased for:

   --Individual Retirement Accounts (IRAs) (available to current stockholders only);

   --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

   --Simplified Employee Pension Plans (SEPs);

   --Section 401(k) Plans for corporations and their employees; and

   --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, partnerships and corporations.

   These types of plans may be established only upon receipt of a written application form. The Corporation may register an IRA investment for which an account application has not been received as an ordinary taxable account.

   For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017. You may telephone toll-free by dialing
(800) 445-1777 from all United States.

   State Street Bank and Trust Company acts as trustee and custodian and performs other related services with respect to the Plans.

J. & W. SELIGMAN & CO. INCORPORATED MATCHED ACCUMULATION PLAN

   The Manager has a Matched Accumulation Plan ("Profit-Sharing Plan") which provides that, through payroll deductions which may be combined with matching contributions and through any profit sharing distribution made by the Manager to the Profit-Sharing Plan, eligible employees of the Manager, Seligman Advisors, Inc. and Seligman Services, Inc. may designate that the payroll deductions and contributions made by the Manager and invested by the Plan trustee, be invested in certain investment companies for which the Manager serves as investment adviser. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

SELIGMAN DATA CORP. EMPLOYEES' THRIFT PLAN

   SDC has an Employees' Thrift Plan ("Thrift Plan") which provides a systematic means by which savings, through payroll deductions, of eligible employees of SDC may be combined with matching contributions made by the company and invested by the Plan trustee, in certain investment companies for which the Manager serves as investment adviser, as designated by the employee. One such fund consists of Common Stock of the Corporation purchased by the trustee as described under "Method of Purchase."

METHOD OF PURCHASE

   Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy dividend and cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the dividend payable date or the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the "Issuance Date"), shares previously purchased by the Corporation are insufficient to satisfy dividend or Cash Purchase investments and on the last trading day immediately preceding the dividend payable date or the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the dividend payable date or Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy dividend or Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

   Shares will be issued on the dividend payable date or the Issuance Date at a price equal to the lower of (1) the closing sale or bid price, plus commission, of the Common Stock on the New York Stock Exchange on the ex-dividend date or Issuance Date or (2) the greater of the net asset value per share of the Common Stock on such trading day (without adjustment for the exercise of Warrants remaining outstanding) and 95% of the closing sale or bid price of the Common Stock on the New York Stock Exchange on such trading day. In the past, the Common Stock ordinarily has been priced in the market at less than net asset value per share.

   The net proceeds to the Corporation from the sale of any shares of Common Stock to the Plans will be added to its general funds and will be available for additional investments and general corporate purposes. The Manager anticipates that investment of any proceeds, in accordance with the Corporation's investment objective and policies, will take up to thirty days from their receipt by the Corporation, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Corporation's objective and policies, the proceeds will be held in U.S. Government Securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments.

   If you are participating in the Automatic Dividend Investment and Cash Purchase Plan and your shares are held under the Plan in book credit form, you may terminate your participation in the Plan and receive a certificate for all or a part of your shares or have all or a part of your shares sold for you by the Corporation and retain unsold shares in book credit form or receive a certificate for any shares not sold. Instructions must be signed by all registered stockholders and should be sent to Seligman Data Corp., 101 Sabin Street, Pawtucket, RI 02860-1427. If you elect to have shares sold, you will receive the proceeds from the sale, less any brokerage commissions. Only participants whose shares are held in book credit form may elect upon termination of their participation in the Plan to have shares sold in the above manner. All other stockholders of the Corporation must sell shares through a registered broker/dealer. As an additional measure to protect you and the Corporation, SDC may confirm written instructions by telephone before sending your money when the value of the shares being sold is $25,000 or more, or when proceeds are directed to be paid to an address or payee different from that on our records. This will not affect the date on which your instruction to sell shares is actually processed. Whenever the value of the shares being sold is $50,000 or more, or the proceeds are to be paid or mailed to an address or payee different from that on our records, the signature of all stockholders must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchange Medallion Signature Program. Notarization by a notary public is not an acceptable signature guarantee. The Corporation reserves the right to reject a signature guarantee where it is believed that the Corporation will be placed at risk by accepting such guarantee.


SYSTEMATIC WITHDRAWAL PLAN

   This Plan is available if you wish to receive fixed payments from your investment in the Common Stock in any amount at specified regular intervals. You may start a Systematic Withdrawal Plan if your shares of the Corporation's Common Stock have a market value of $5,000 or more. Shares must be held in your account as book credits. SDC will act for you, make payments to you in specified amounts on either the 1st or 15th day of each month, as designated by you, and maintain your account. There is a charge by the agent of $1.00 per withdrawal payment for this service. This charge may be changed from time to time.

   Payments under the Systematic Withdrawal Plan will be made by selling exactly enough full and fractional shares of Common Stock to cover the amount of the designated withdrawal. Sales may be made on the New York Stock Exchange, to the agent or a trustee for one of the other Plans, or elsewhere. Payments from sales of shares will reduce the amount of capital at work and dividend earning ability, and ultimately may liquidate the investment. Sales of shares may result in gain or loss for income tax purposes. Withdrawals under this Plan or any similar withdrawal plan of any other investment company, concurrent with purchases of shares of the Common Stock or of shares of any other investment company, will ordinarily be disadvantageous to the Planholder because of the payment of duplicative commission or sales loads.

STOCKHOLDER INFORMATION

   SDC maintains books and records for all of the Plans, and confirms transactions to stockholders. To insure prompt delivery of checks, account statements and other information, you should notify SDC immediately, in writing, of any address changes. If you close your account during any year it is important that you notify SDC of any subsequent address changes to ensure that you receive a year-end statement and tax information for that year. You will be sent reports quarterly regarding the Corporation. General information about the Corporation may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co.

Incorporated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 in the U.S. You may call (212) 850-1864 outside the U.S. Information about your account (other than a retirement plan account), may be requested by writing Stockholder Services, Seligman Data Corp., at the same address or by telephone by dialing toll-free (800) 874-1092 in the U.S. or 212-682-7600 outside the U.S. For information about a retirement account, call Retirement Plan Services toll-free at (800) 445-1777 or write Retirement Plan Services, Seligman Data Corp. at the above address. SDC may be telephoned Monday through Friday (except holidays) between the hours of 8:30 a.m. and 6:00 p.m. Eastern time. Your call will be answered by a service representative.

   24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 (WITHIN THE UNITED STATES) ON A TOUCHTONE TELEPHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, YOU MAY REQUEST ACCOUNT STATEMENTS AND FORM 1099-DIV.

              ISSUANCE OF SHARES IN CONNECTION WITH ACQUISITIONS

   The Corporation may issue shares of its Common Stock in exchange for the assets of another investment company in transactions in which the number of shares of Common Stock of the Corporation to be delivered will be generally determined by dividing the current value of the seller's assets by the current per share net asset value or market price on the New York Stock Exchange of the Common Stock of the Corporation, or by an intermediate amount. In such acquisitions, the number of shares of the Corporation's Common Stock to be issued will not be determined on the basis of the market price of such Common Stock if such price is lower than its net asset value per share, except pursuant to an appropriate order of the Securities and Exchange Commission or approval by stockholders of the Corporation, as required by law. The Corporation is not presently seeking to acquire the assets of any investment company, but it may acquire the assets of companies from time to time in the future.

   Some or all of the stock so issued may be sold from time to time by the recipients or their stockholders through brokers in ordinary transactions on stock exchanges at current market prices. The Corporation has been advised that such sellers may be deemed to be underwriters as that term is defined in the 1933 Act.

                           TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION




Additional Investment Policies......................................................................  2
Directors and Officers..............................................................................  4
Management of the Corporation....................................................................... 11
Holdings of Preferred Stock, Common Stock and Warrants.............................................. 14
Brokerage Allocation and Other Practices............................................................ 15
Financial Statements................................................................................ 16
Custodian, Stockholder Service Agent and Dividend Paying Agent and Experts.......................... 16
Report of Independent Registered Public Accounting Firm on Financial Highlights--Senior Securities--
  $2.50 Cumulative Preferred Stock.................................................................. 17

[LOGO] Tri-Continental
Corporation                                    AUTHORIZATION
                                                FORM
To: Seligman Data Corp.                         FOR
  P.O. Box 9759
  Providence, Rhode                            AUTOMATIC
  Island 02940-9759                            DIVIDEND

                                               INVESTMENT
                                                AND
                                                CASH
                                               PURCHASE
                                                PLAN
                                               .
                                                AUTOMATIC
                                                DIVIDEND
                                                INVESTMENT
                                               .
                                                AUTOMATIC
                                                INVESTMENT
                                                OF
                                                OTHER
                                                CORPORATIONS'
                                                DIVIDENDS
                                               .CASH
                                                PURCHASE
                                                PLAN
                                               .
                                                AUTOMATIC
                                                CHECK
                                                SERVICE

                                                       Date.....................
Gentlemen:

   I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

            -------------------------------------------------------
            Stockholder's Name (print    Stockholder's Signature*
             or type)

            -------------------------------------------------------
            Co-Holder's Name             Co-Holder's Signature*
            -------------------------------------------------------
            Address (street and          Taxpayer Identification
             number)                      Number
            -------------------------------------------------------
            City    State     Zip Code.. Stockholder Account
                                         Number, if known

* If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

   Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

                         -----  -----------------------
                         Date   Stockholder's Signature

   I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

   [_] AUTOMATIC INVESTMENT OF TRI-CONTINENTAL DIVIDENDS
    I wish to have my quarterly dividends invested in additional shares, and distributions from gains paid as follows:
    [_] Credited to my account in additional full and fractional shares.
    [_] Credited 75% to my account in shares and 25% paid to me in cash.

   [_] AUTOMATIC INVESTMENT OF OTHER CORPORATION'S DIVIDENDS
    I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.
    Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   [_] CASH PURCHASES
    I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.
    Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   [_] AUTOMATIC CHECK SERVICE
    I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock.

                                                                           5/05

   [LOGO] Tri-Continental
   Corporation                                                         AUTHORIZATION
                                                                         FORM
                                                                         FOR
                                                             AUTOMATIC CHECK SERVICE
   To start your Automatic Check Service, fill out this
   form and forward it with an unsigned bank check from
   your regular checking account (marked "void") to:
                 Seligman Data Corp.
                 P.O. Box 9759
                 Providence, Rhode Island 02940-9759


                                                     Date.................
   Gentlemen:

      I own shares of Tri-Continental Corporation
   Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

   1. Stockholder Account Number (if known) ____________

   2. AUTOMATIC CHECK SERVICE
     Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest
     $__________________ in shares of Tri-Continental
     Common Stock every:

                            [_] month
                                                  [_] 3
                                                  months

     I have completed the "Bank Authorization to Honor
     Pre-Authorized Checks" which appears below and have enclosed one of my bank checks marked "void."
     I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

   BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

   To: _________________________________________________
     (Name of Bank)

     ___________________________________________________
     (Address of Bank or Branch, Street, City, State
     and Zip)

   Please honor pre-authorized checks drawn on my
   account by Seligman Data Corp., 100 Park Avenue, New
   York, NY 10017, to the order of Tri-Continental
   Corporation, and charge them to my checking account.
   Your authority to do so shall continue until you
   receive written notice from me revoking it. You may
   terminate your participation in this arrangement at
   any time by written notice to me. I agree that your
   rights with respect to each pre-authorized check
   shall be the same as if it were a check drawn and
   signed by me. I further agree that should any such
   check be dishonored, with or without cause,
   intentionally or inadvertently, you shall be held
   under no liability whatsoever.
   -------------------------------------------------------------------------------------------------------------------------
   Checking Account No.
   -------------------------------------------------------------------------------------------------------------------------
   Name(s) of                                         Signature(s) of
   Depositor(s)--Please Print                         Depositor(s)--As carried
                                                      by Bank
   -------------------------------------------------------------------------------------------------------------------------
   Address (Street)
                                                City

                                                               State
                                                Zip Code


                                                                           5/05

                      This page intentionally left blank

                             TERMS AND CONDITIONS

   The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments:
1) with Tri-Continental dividends and distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and
4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

   1. Seligman Data Corp. ("SDC"), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the "Corporation"), as purchase agent, will purchase shares for Planholders. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

   2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

   3. Shares will be issued under the Plan in accordance with the current Prospectus.

   4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by writing to SDC. The shares acquired will be held in each Planholder's account as book credits.

   5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder's request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

   6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

   7. Applications for the Automatic Check Service are subject to acceptance by the Planholder's bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder's check and will arrange with the Planholder's bank to start the Service in accordance with the Planholder's instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

   Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder's account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

   If a Planholder's check is not honored by the Planholder's bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder's account to equal the amount of the dishonored check.

   8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a dividend or distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder's request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a dividend, the dividend payment will be made in cash.

   9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

   10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC.

   11. All additional shares registered in a Planholder's name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.

[LOGO]


                                   ---------


                                 Listed on the


                            New York Stock Exchange


                                      TY

                           TRI-CONTINENTAL CORPORATION

                       Statement of Additional Information


                                   May 2, 2005


                                 100 Park Avenue
                            New York, New York 10017

                     New York City Telephone: (212) 682-7600
              Toll-Free Telephone: (800) 874-1092 all United States
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the current Prospectus of Tri-Continental Corporation (the "Corporation"), dated May 2, 2005 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing or calling the Corporation at the above address or telephone numbers. The SAI, as well as the Corporation's most recent Annual and Semi-Annual Reports are also available at the Corporation's website, www.tricontinental.com. The reference to the Corporation's website is an inactive textual reference and information contained in or otherwise accessible through the Corporation's website does not form a part of this SAI.


A registration statement relating to these securities has been filed with the Securities and Exchange Commission ("SEC").

                                Table of Contents


Additional Investment Policies (See "Investment Objective and
   Other Policies and Related Risks" in the Prospectus) ................    2
Directors and Officers .................................................    4
Management of the Corporation (See "Management of the
   Corporation" in the Prospectus)......................................   11
Holdings of Preferred Stock, Common Stock and Warrants .................   14
Brokerage Allocation and Other Practices ...............................   15
Financial Statements ...................................................   16
Custodian, Stockholder Service Agent and
   Dividend Paying Agent and Experts ...................................   16
Report of Independent Registered Public Accounting Firm
   on Financial Highlights -- Senior Securities -- $2.50 Cumulative
   Preferred Stock .....................................................   17


CETRI1A

                         ADDITIONAL INVESTMENT POLICIES

The investment objectives and policies of the Corporation are set forth in the Prospectus. Certain additional investment information is set forth below. Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

Fundamental Policies

The Corporation's stated fundamental policies, which may not be changed without a vote of stockholders are listed below; within the limits of these fundamental policies, the management has reserved freedom of action. The Corporation:

(1) may issue senior securities such as bonds, notes or other evidences of indebtedness if immediately after issuance the net assets of the Corporation provide 300% coverage of the aggregate principal amount of all bonds, notes or other evidences of indebtedness and that amount does not exceed 150% of the capital and surplus of the Corporation;

(2) may issue senior equity securities on a parity with, but not having preference or priority over, the Preferred Stock if immediately after issuance its net assets are equal to at least 200% of the aggregate amount (exclusive of any dividends accrued or in arrears) to which all shares of the Preferred Stock, then outstanding, shall be entitled as a preference over the Common Stock in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(3) may borrow money for substantially the same purposes as it may issue senior debt securities, subject to the same restrictions and to any applicable limitations prescribed by law;

(4) may engage in the business of underwriting securities either directly or through majority-owned subsidiaries subject to any applicable restrictions and limitations prescribed by law;

(5) does not intend to concentrate its assets in any one industry although it may from time to time invest up to 25% of the value of its assets, taken at market value, in a single industry;

(6) may not, with limited exceptions, purchase and sell real estate directly but may do so through majority-owned subsidiaries, so long as its real estate investments do not exceed 10% of the value of the Corporation's total assets;

(7)  may not purchase or sell commodities or commodity contracts; and

(8) may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. It may lend its portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body against collateral consisting of cash or direct obligations of the United States, maintained on a current basis, so long as all such loans do not exceed 10% of the value of total assets, and it may make loans represented by repurchase agreements, as described in the Prospectus, so long as such loans do not exceed 10% of the value of total assets.

During its last three fiscal years, the Corporation did not: (a) issue senior securities; (b) borrow any money; (c) underwrite securities; (d) concentrate investments in particular industries or groups of industries; (e) purchase or sell real estate, commodities, or commodity contracts; or (f) make money loans or lend portfolio securities.

Other Policies

Leverage. When securities are loaned, the Corporation receives from the borrower the equivalent of dividends or interest paid by the issuer of securities on loan and, at the same time, makes short-term investments with the cash collateral and retains the interest earned, after payment to the borrower or placing broker of a negotiated portion of such interest, or receives from the borrower an agreed upon rate of interest in the case of loans collateralized by direct obligations of the United States. The Corporation does not have the right to vote securities on loan, but would expect to terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Foreign Securities. In order to take advantage of opportunities that may be provided by debt instruments of foreign issuers, the Corporation may from time to time invest up to 3% of its assets in debt securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities and in related forward contracts. The Manager will determine the percentage of assets invested in securities of a particular country or denominated in a particular currency in accordance with its assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the US dollar. Currently, the Corporation will invest in securities denominated in foreign currencies or US dollars of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. An issuer of debt securities purchased by the Corporation may be domiciled in a country other than the country in whose currency the instrument is denominated.

The Corporation's returns on foreign currency denominated debt instruments can be adversely affected by changes in the relationship between the US dollar and foreign currencies. The Corporation may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions or portfolio positions. The Corporation will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market or through forward contracts.

Rights and Warrants. The Corporation may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Corporation's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired by the Corporation in units or attached to securities may be deemed to have been purchased without cost.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Corporation will generally enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the US dollar value of securities it owns.

The Corporation may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Corporation's portfolio securities denominated in such foreign currency. Under normal circumstances, the portfolio manager will limit forward currency contracts to not greater than 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Corporation. Under extraordinary circumstances, the Manager may enter into forward currency contracts in excess of 75% of the Corporation's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Corporation may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Corporation and its ability to purchase additional securities.

Except as set forth above and immediately below, the Corporation will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Corporation to deliver an amount of foreign currency in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency. The Corporation, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Corporation's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Corporation will be served.

At the maturity of a forward contract, the Corporation may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Corporation to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Corporation is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Corporation is obligated to deliver. However, the Corporation may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Corporation retains the portfolio security and engages in offsetting transactions, the Corporation will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Corporation engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Corporation's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Corporation will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Corporation will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Corporation's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Corporation is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Stockholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Corporation at one rate, while offering a lesser rate of exchange should the Corporation desire to resell that currency to the dealer.

Investment income received by the Corporation from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Corporation to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Corporation's assets to be invested within various countries is not known.

Portfolio Turnover


The Corporation's portfolio turnover rate for the years ended December 31, 2004 and 2003 were 47.36% and 138.65%, respectively. The higher turnover rate in 2003 was due to portfolio repositioning in connection with a change in portfolio management.


                             DIRECTORS AND OFFICERS

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Corporation.

Management Information

Information with respect to Directors and officers of the Corporation and their business experience for the past five years is shown below. Unless otherwise noted, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                   Number
                                                                                                                     of
                                                                                                                 Portfolios
                                   Term of                                                                         in Fund
                                  Office and                                                                      Complex
                                   Length of                                                                      Overseen
Name, (Age), Position(s)             Time           Principal Occupation(s) During Past 5 Years, Directorships       by
   With Corporation                 Served*                            and Other Information                      Director
---------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)             2003-2006;        Chairman, Chief Executive Officer and Director, KeySpan            60
Director                         2003 to Date       Corporation, diversified energy, gas and electric company;
                                                    Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of
                                                    Seligman Cash Management Fund, Inc.); Director, Keyera,
                                                    Canadian gas processing investment fund; Director or
                                                    Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc.
                                                    The Houston Exploration Company, oil and gas exploration,
                                                    development and production companies; Edison Electric
                                                    Institute, New York State Energy Research and Development
                                                    Authority, Independence Community Bank, Business Council
                                                    of New York State, Inc., New York City Partnership and the
                                                    Long Island Association, business and civic organizations.

John R. Galvin (75)               2003-2006;        Dean Emeritus, Fletcher School of Law and Diplomacy at            61
Director                         1995 to Date       Tufts University; Director or Trustee of each of the
                                                    investment companies of the Seligman Group of Funds**; and
                                                    Chairman Emeritus, American Council on Germany. Formerly,
                                                    Director, Raytheon Co., defense and commercial
                                                    electronics; and Governor of the Center for Creative
                                                    Leadership. From February 1995 until June 1997, he was a
                                                    Director, USLIFE Corporation, life insurance. From June
                                                    1987 to June 1992, he was the Supreme Allied Commander,
                                                    Europe and the Commander-in-Chief, United States European
                                                    Command.

Alice S. Ilchman (70)             2004-2007;        President Emerita, Sarah Lawrence College; Director or            61
Director                         1990 to Date       Trustee of each of the investment companies of the
                                                    Seligman Group of Funds**; Director, Jeannette K. Watson
                                                    Summer Fellowship, summer internships for college
                                                    students; and the Committee for Economic Development;
                                                    Governor, Court of Governors, London School of Economics;
                                                    and Director, Public Broadcasting Service (PBS). Formerly,
                                                    Trustee, Save the Children, non-profit child-assistance
                                                    organization, Chairman, The Rockefeller Foundation,
                                                    charitable foundation; and Director (from September 1987
                                                    until September 1997), New York Telephone Company.

Frank A. McPherson (72)           2004-2007;        Retired Chairman of the Board and Chief Executive Officer         61
Director                         1995 to Date       of Kerr-McGee Corporation, diversified energy and chemical company; Director or Trustee of each of the investment
                                                    companies of the Seligman Group of Funds**; Director,
                                                    ConocoPhillips, integrated international oil corporation,
                                                    Integris Health, owner of various hospitals, Oklahoma
                                                    Chapter of the Nature Conservancy, Oklahoma Medical
                                                    Research Foundation, Boys and Girls Clubs of Oklahoma,
                                                    Oklahoma City Public Schools Foundation and Oklahoma
                                                    Foundation for Excellence in Education. Formerly,
                                                    Director, BOK Financial, bank holding company,
                                                    Kimberly-Clark Corporation, consumer products and Director
                                                    (from 1990 until 1994), the Federal Reserve System's
                                                    Kansas City Reserve Bank.

John E. Merow (75)                2002-2005;        Retired Chairman and Senior Partner, Sullivan & Cromwell          61
Director                         1991 to Date       LLP, law firm; Director or Trustee of each of the
                                                    investment companies of the Seligman Group of Funds**;
                                                    Director, Aleris International, Inc., aluminum and zinc
                                                    recycler and aluminum rolled products, Director Emeritus,
                                                    the Municipal Art Society of New York, Executive Committee
                                                    Member and Secretary, the U.S. Council for International
                                                    Business and Trustee, the New York-Presbyterian Hospital;
                                                    Trustee and Vice Chairman, New York-Presbyterian
                                                    Healthcare System, Inc.; and Member of the American Law
                                                    Institute and the Council on Foreign Relations.

Betsy S. Michel (62)              2005-2008;        Attorney; Director or Trustee of each of the investment           61
Director                         1985 to Date       companies of the Seligman Group of Funds**; Trustee, The
                                                    Geraldine R. Dodge Foundation, charitable foundation.
                                                    Formerly, Chairman of the Board of Trustees of St.
                                                    George's School (Newport, RI) and Trustee, World Learning,
                                                    Inc., international educational training.

                                                                                                                   Number
                                                                                                                     of
                                                                                                                 Portfolios
                                   Term of                                                                         in Fund
                                  Office and                                                                      Complex
                                   Length of                                                                      Overseen
Name, (Age), Position(s)             Time           Principal Occupation(s) During Past 5 Years, Directorships       by
   With Corporation                 Served*                            and Other Information                      Director
---------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie (63)              2004-2007;        Chairman and Chief Executive Officer, Q Standards                60
Director                         2000 to Date       Worldwide, Inc., library of technical standards; Director
                                                    or Trustee of each of the investment companies of the
                                                    Seligman Group of Funds** (with the exception of Seligman
                                                    Cash Management Fund, Inc.); Director, Kerr-McGee
                                                    Corporation, diversified energy and chemical company, and
                                                    Infinity, Inc., oil and gas services and exploration;
                                                    Director and Chairman, Highland Park Michigan Economic
                                                    Development Corp. Formerly, Trustee, New York University
                                                    Law Center Foundation; Vice Chairman, Detroit Medical
                                                    Center; Chairman and Chief Executive Officer, Capital
                                                    Coating Technologies, Inc., applied coating technologies;
                                                    and Vice President and General Counsel (from 1990 until
                                                    1997), Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)             2003-2006;        Ambassador and Permanent Observer of the Sovereign and            61
Director                         1991 to Date       Military Order of Malta to the United Nations and Director
                                                    or Trustee of each of the investment companies of the
                                                    Seligman Group of Funds**. Formerly, Director (from May
                                                    1987 until June 1997), USLIFE Corporation, life insurance;
                                                    and retired Vice President (from December 1973 until
                                                    January 1996), Pfizer Inc., pharmaceuticals.

James N. Whitson (70)             2005-2008;        Retired Executive Vice President and Chief Operating            61
Director                         1993 to Date       Officer, Sammons Enterprises, Inc., diversified holding
                                                    company; Director or Trustee of each of the investment
                                                    companies of the Seligman Group of Funds**; Director,
                                                    CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                                    Director and Consultant, Sammons Enterprises, Inc. and
                                                    Director, C-SPAN, cable television networks.
---------------------------------------------------------------------------------------------------------------------------
                                         INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
---------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (67)         2003-2006;        Chairman, J. & W. Seligman & Co. Incorporated; Chairman of        61
Director and Chairman of         1988 to Date       the Board and Director or Trustee of each of the
the Board                                           investment companies of the Seligman Group of Funds**;
                                                    Chairman, Seligman Advisors, Inc., Seligman Services, Inc.
                                                    and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.;
                                                    and President and Chief Executive Officer, The
                                                    Metropolitan Opera Association. Formerly, Director,
                                                    Kerr-McGee Corporation, diversified energy and chemical
                                                    company and Chief Executive Officer of each of the
                                                    investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)             2005-2008;        Director and President, J. & W. Seligman & Co.                   61
Director, President and           Dir.: 1993        Incorporated; Chief Executive Officer, President and
Chief Executive Officer             to Date         Director or Trustee of each of the investment companies of
                              Pres.: 1995 to Date   the Seligman Group of Funds**; Director, Seligman
                              CEO.: 2002 to Date    Advisors, Inc. and Seligman Services, Inc.; Chairman,
                                                    Seligman Data Corp.; Member of the Board of Governors of
                                                    the Investment Company Institute; and Director (formerly
                                                    Vice Chairman), ICI Mutual Insurance Company.

Charles W. Kadlec (59)           1996 to Date       Managing Director, J. & W. Seligman & Co. Incorporated and      N/A
Vice President                                      President, Seligman Advisors, Inc. and Seligman Services,
                                                    Inc. He is also Vice President and Portfolio Manager of
                                                    Seligman Time Horizon Harvester Series, Inc.

John B. Cunningham (40)          2004 to Date       Managing Director and Chief Investment Officer, J. & W.         N/A
Vice President and                                  Seligman & Co. Incorporated; Vice President and Portfolio
Portfolio Manager                                   Manager of Seligman Common Stock Fund, Inc., Vice
                                                    President and Co-Portfolio Manager of Seligman Income and
                                                    Growth Fund, Inc. and Vice President of Seligman
                                                    Portfolios, Inc. and Portfolio Manager of Seligman Common
                                                    Stock Portfolio and Co-Portfolio Manager of Seligman
                                                    Income and Growth Portfolio. Formerly, beginning in 2001,
                                                    Managing Director, Senior Portfolio Manager, Salomon
                                                    Brothers Asset Management ("SBAM") and Group Head, SBAM's
                                                    Equity Team. Prior to 2001, Director, Portfolio Manager of
                                                    SBAM.

                                                                                                                   Number
                                                                                                                     of
                                                                                                                 Portfolios
                                   Term of                                                                         in Fund
                                  Office and                                                                      Complex
                                   Length of                                                                      Overseen
Name, (Age), Position(s)             Time           Principal Occupation(s) During Past 5 Years, Directorships       by
   With Corporation                 Served*                            and Other Information                      Director
---------------------------------------------------------------------------------------------------------------------------
                                         INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
---------------------------------------------------------------------------------------------------------------------------
Michael F. McGarry (41)          2004 to Date       Managing Director, J. & W. Seligman & Co. Incorporated;         N/A
Vice President and                                  Vice President and Co-Portfolio Manager of Seligman Common
Co-Portfolio Manager                                Stock Fund, Inc. and Vice President of Seligman
                                                    Portfolios, Inc. and Co-Portfolio Manager of Seligman
                                                    Common Stock Portfolio. He joined Seligman in August 1990
                                                    as an Institutional Portfolio Administrator and has been a member of the Core Investment Team managing the Funds
                                                    since October 2001.

Eleanor T.M. Hoagland (54)     July 2004 to Date    Managing Director, J. & W Seligman & Co. Incorporated;          N/A
Vice President and Chief                            Vice President and Chief Compliance Officer for each of
Compliance Officer                                  the investment companies of the Seligman Group of Funds**.
                                                    Formerly, Managing Director, Partner and Chief Portfolio
                                                    Strategist, AMT Capital Management from 1994 to 2000.

Thomas G. Rose (47)              2000 to Date       Chief Financial Officer, Senior Vice President, Finance,        N/A
Vice President                                      and Treasurer, J. & W. Seligman & Co. Incorporated, Senior
                                                    Vice President, Finance, Seligman Advisors, Inc. and
                                                    Seligman Data Corp.; Vice President of each of the
                                                    investment companies of the Seligman Group of Funds** and
                                                    of Seligman Services, Inc. and Seligman International,
                                                    Inc. Formerly, Treasurer of each of the investment
                                                    companies of the Seligman Group of Funds and of Seligman
                                                    Data Corp.

Lawrence P. Vogel (48)        V.P.: 1992 to Date    Senior Vice President and Treasurer, Investment Companies,       N/A
Vice President               Treas.: 2000 to Date   J. & W. Seligman & Co. Incorporated; Vice President and
and Treasurer                                       Treasurer of each of the investment companies of the
                                                    Seligman Group of Funds** and Treasurer, Seligman Data
                                                    Corp. Formerly, Senior Vice President, Finance, J. & W.
                                                    Seligman & Co. Incorporated, Seligman Advisors, Inc.,
                                                    Seligman International, Inc. and Seligman Data Corp.; Vice
                                                    President, Seligman Services, Inc.; and Treasurer,
                                                    Seligman International, Inc.

Frank J. Nasta (40)              1994 to Date       Managing Director, General Counsel and Corporate                 N/A
Secretary                                           Secretary, J. & W. Seligman & Co. Incorporated; Secretary,
                                                    of each of the investment companies of the Seligman Group
                                                    of Funds**; and Corporate Secretary, Seligman Advisors,
                                                    Inc., Seligman Services, Inc., Seligman International,
                                                    Inc. and Seligman Data Corp.


----------
* All officers are elected annually by the Board and serve until their successors are elected and qualified or their earlier resignation.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Corporation, as defined in the 1940 Act, by virtue of their positions with
     J. & W. Seligman & Co. Incorporated and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Corporation as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met nine times during the year ended December 31, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter, which is periodically included as an annex to the Corporation's annual proxy statement. The Committee met three times during the year ended December 31, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a stockholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such stockholder meeting. The Committee will consider and evaluate nominee candidates properly submitted by stockholders in accordance with the Corporation's Nominating Committee Charter, which is periodically included as an annex to the Corporation's annual proxy statement. The Committee met twice during the year ended December 31, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2004, the Directors beneficially owned shares in the Corporation and the Seligman Group of Funds as follows:



                                                Aggregate Dollar Range of Shares
                       Dollar Range of Fund         Owned by Director in the
Name                 Shares Owned By Director        Seligman Group of Funds
--------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
Robert B. Catell        $50,001 - $100,000             $50,001 - $100,000
John R. Galvin            $10,001-$50,000              $50,001 - $100,000
Alice S. Ilchman           Over-$100,000                  Over $100,000
Frank A. McPherson         Over $100,000                  Over $100,000
John E. Merow              Over $100,000                  Over $100,000
Betsy S. Michel           $10,001-$50,000                 Over $100,000
Leroy C. Richie           $10,001-$50,000                $10,001-$50,000
Robert L. Shafer         $50,001-$100,000                 Over $100,000
James N. Whitson           Over $100,000                  Over $100,000
--------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
--------------------------------------------------------------------------------
William C. Morris          Over $100,000                  Over $100,000
Brian T. Zino              Over $100,000                  Over $100,000



Compensation Table



                                                                 Pension or         Total Compensation
                                           Aggregate         Retirement Benefits   from Corporation and
                                         Compensation        Accrued as part of      Fund Complex Paid
Name and Position with Corporation   from Corporation (1)   Corporation Expenses    to Directors (1)(2)
----------------------------------   --------------------   --------------------   --------------------
Robert B. Catell, Director                 $28,457                  N/A                  $85,500
John R. Galvin, Director                    32,172                  N/A                   94,500
Alice S. Ilchman, Director                  32,172                  N/A                   94,500
Frank A. McPherson, Director                29,698                  N/A                   88,500
John E. Merow, Director                     32,202                  N/A                   94,500
Betsy S. Michel, Director                   32,808                  N/A                   96,000
Leroy C. Richie, Director                   32,202                  N/A                   94,500
Robert L. Shafer, Director                  30,934                  N/A                   93,000
James N. Whitson, Director                  30,945                  N/A                   91,500


----------


(1) Based on remuneration received by the Directors of the Corporation for the year ended December 31, 2004.
(2) At December 31, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Corporation to Directors or officers of the Corporation who are employees of the Manager.

The Corporation has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by the Manager, as designated by the director. The annual cost of such fees and interest is included in the director's fees and expenses and the accumulated balance thereof is included in "Liabilities" in the Corporation's financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Corporation in the amounts of $22,873 and $242,697, respectively, as of December 31, 2004.

Directors and officers of the Corporation are also directors, trustees and officers of some or all of the other investment companies in the Seligman Group of Funds.

Code of Ethics


The Manager, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from the Manager's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to charitable organizations.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by the Manager. All Employee personal securities transactions must be pre-cleared through the Manager's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. A copy of the Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.


Proxy Voting Policies

J. & W. Seligman & Co. Incorporated (the "Manager"), as the Corporation's investment manager, will vote the proxies relating to the Corporation's portfolio holdings.

Introduction. On behalf of the Corporation, the Manager votes the proxies of the securities held in the Corporation's portfolios in accordance with the Manager's determination of what is in the best interests of the Corporation's stockholders.


The financial interest of the stockholders of the Corporation is the primary consideration in determining how proxies should be voted. The Manager has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Corporation's stockholders. As a result, the Manager abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Corporation will be received, processed and voted by the Manager pursuant to the guidelines (the "Guidelines") established by the Manager's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set the Manager's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how the Manager will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by the Manager's Chief Investment Officer and includes the Manager's Chief Operating Officer of Investments and the Manager's General Counsel.

The Manager subscribes to a service offered by an independent third party that provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of the companies for which securities are held. The Manager also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. The Manager's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with the Manager, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which the Manager separately manages assets in private accounts or which are significant distributors of the Manager' s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. The Manager recognizes that it may not always be in the best interest of the stockholders of the Corporation to vote in accordance with the Guidelines on a particular issue and in such circumstances the Manager may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee's members must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. The Manager may consider the views of the management of a portfolio company, as well as the view of the Manager's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.


Guidelines Summary. The Guidelines are briefly described as follows:

1. The Manager votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

2. The Manager opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3. The Manager abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


4. The Manager votes for stock option plans to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.


5. The Manager generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

6. The Manager will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which the Manager votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which the Manager votes against.


7. The Manager will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.   The Manager will vote for proposals to effect stock splits.

9.   The Manager will vote for proposals authorizing share repurchase programs.

10. The Manager will vote against authorization to transact unidentified business at the meeting.

11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13. The Manager will vote against all proposals where the company did not provide adequate information to make a decision.

14. The Manager abstains from voting shares which have recently been sold or for which information was not received on a timely basis.


Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC's website at www.sec.gov.


                          MANAGEMENT OF THE CORPORATION

The Manager

The Manager, subject to the control of the Corporation's Board of Directors, manages the investments of the assets of the Corporation and administers its business and other affairs pursuant to a management agreement (the "Management Agreement"). The Manager also serves as investment manager to twenty-two other US registered investment companies which, together with the Corporation, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Corporation. No person or persons, other than the Directors, officers or employees of the Manager and the Corporation regularly advise the Corporation with respect to its investments.


The Manager is a successor firm to an investment banking business founded in 1864 which has provided investment services to individuals, families, institutions and corporations. Mr. William C. Morris, Chairman of the Manager and Chairman of the Board of Directors, owns a majority of the outstanding voting securities of the Manager and is a controlling person of the Manager.

The Corporation pays the Manager a management fee for its services, calculated daily and payable monthly, equal to a percentage of the daily net assets of the Corporation. The method for determining this percentage, referred to as the management fee rate, is set forth in the Prospectus. For the years ended December 31, 2004, 2003 and 2002, the management fee amounted to $9,733,362, $8,651,000 and $9,895,235, respectively, which was equivalent to an annual rate of 0.41%, 0.41% and 0.41%, respectively, of the average daily net assets of the Corporation.


As part of its services to the Corporation, the Manager provides the Corporation with such office space, administrative and other services and executive and other personnel as are necessary for the operations of the Corporation. The Manager also provides senior management for Seligman Data Corp., a wholly-owned subsidiary of the Corporation and certain of the other investment companies in the Seligman Group of Funds. The Manager pays all of the compensation of the Directors of the Corporation who are employees or consultants of the Manager and its affiliates, of the officers and employees of the Corporation and of certain executive officers of Seligman Data Corp.


At the November 17 and 18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for the meeting, the Board requested and reviewed a wide variety of materials from the Manager, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and indices;
(2) the nature and quality of investment services and administrative services rendered by the Manager; (3) payments received by the Manager from all sources involving both the Corporation and all other Seligman investment companies; (4) the costs borne by, and profitability of, the Manager and its affiliates in providing services of all types to the Corporation and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) the Manager's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Corporation compared to other similar investment companies; (8) the Manager's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which the Manager and its affiliates receive from managing the Corporation. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Corporation and the Manager, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Corporation as compared to the performance of other comparable closed-end funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by the Manager. In addition to the information received by the Directors in connection with the November 17 and 18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Corporation at each Board meeting during the year.


Expenses of the Corporation. The Board also considered the management fee rate paid by the Corporation to the Manager and the other expenses of the Corporation, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Directors included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by the Manager in preparing fund-specific profitability data. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Additional Information About the Portfolio Managers

The following tables set forth certain additional information with respect to the Portfolio Manager and the Co-Portfolio Manager of the Corporation. Unless noted otherwise, all information is provided as of December 30, 2004.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the Portfolio Manager and Co-Portfolio Manager, the number of accounts managed (other than the Corporation) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

--------------------------- --------------------------- -------------------------- --------------------------
                               Registered Investment      Other Pooled Investment
    Portfolio Manager               Companies                   Vehicles                Other Accounts
--------------------------- --------------------------- -------------------------- --------------------------

--------------------------- --------------------------- -------------------------- --------------------------
John B. Cunningham          4 Registered Mutual Funds   0 Pooled Investment        0 Other Accounts with $0
                            with approximately $430     Vehicles with $0 in        in total assets under
                            million in total assets     assets under management.   management.
                            under management.
--------------------------- --------------------------- -------------------------- --------------------------
Michael F. McGarry          2 Registered  Mutual Funds  0 Pooled Investment        0 Other Accounts with $0
                            with   approximately  $315  Vehicles with $0 in        in total assets under
                            million  in  total  assets  assets under management.   management.
                            under management.
--------------------------- --------------------------- -------------------------- --------------------------

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager's management of the Corporation's investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of the Manager, Mr. Cunningham received a base salary and fixed bonus for the year ended December 31, 2004.

For 2005, in addition to a base salary and minimum bonus, Mr. Cunningham is entitled to (i) a performance bonus based on the weighted average performance of the Corporation and two other investment companies for which Mr. Cunningham serves as Portfolio Manager as compared to the funds constituting the Lipper Large-Cap Core Index (or otherwise agreed upon appropriate group of funds) for 2005 and (ii) a potential discretionary bonus.

Mr. McGarry received a base salary and discretionary bonus for the year ended December 31, 2004.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the portfolio manager's relative investment performance versus one or more competitive universes or benchmarks; the Manager's overall profitability and profitability attributable to the assets under management for the portfolio manager's investment team; and the portfolio manager's support of marketing efforts.

The structure of a portfolio manager's compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that the Manager, and the Portfolio Manager and the Co-Portfolio Manager (collectively, the "Portfolio Managers") of the Corporation have day-to-day management responsibilities with respect to accounts of clients of the Manager other than the Corporation ("Other Accounts"). The Manager has policies and procedures intended to maintain or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

The Manager may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to the Manager, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Corporation. This may create a potential conflict of interest for the Manager or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, the Manager could be viewed as having a conflict of interest to the extent that the Manager or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in the Manager's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Manager may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Manager may be perceived as causing accounts it manages to participate in an offering to increase the Manager's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because the Manager manages accounts that engage in short sales of securities of the type in which many clients may invest, the Manager could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, the Manager could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

The Manager and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of the Manager, including portfolio managers, may engage in personal trading, subject to the Manager's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of the Manager manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. The table below identifies, for the Portfolio Manager and Co-Portfolio Manager, ownership of the Corporation's securities.


-------------------------------------------------------------- ----------------------------------------------
                      Portfolio Manager                          Ownership of the Corporation's Securities
-------------------------------------------------------------- ----------------------------------------------
John B. Cunningham                                             $10,001 - $50,000
-------------------------------------------------------------- ----------------------------------------------
Michael F. McGarry                                             $10,001 - $50,000
-------------------------------------------------------------- ----------------------------------------------




             HOLDINGS OF PREFERRED STOCK, COMMON STOCK AND WARRANTS


As of February 28, 2005, holders of record of Preferred Stock totaled 416; holders of record of Common Stock totaled 37,276; and holders of record of Warrants totaled 106.


Control Persons


As of March 31, 2005, there was no person or persons who controlled the Corporation, either through a significant ownership of shares or any other means of control.


Principal Holders


As of March 31, 2005, the principal holders owned of record 5% or more of the outstanding equity securities of the Corporation as follows:



                                                                   Percentage
                                                                        of
Name and Address                                    Security       Shares Held
----------------                                 ---------------   -----------
Cede & Co., Depository Trust/Central Delivery,   Common Stock         42.81%
55 Water Street, New York, NY 10041

Cede & Co., Depository Trust/Central Delivery,   Preferred Stock      83.73%
55 Water Street, New York, NY 10041



                                                                   Percentage
                                                                        of
Name and Address                                    Security       Shares Held
----------------                                 ---------------   -----------
Cede & Co., Depository Trust/Central Delivery,      Warrants          56.53%
55 Water Street, New York, NY 10041

Dwight Goldthrope, PO Box 2778, Palm Beach,         Warrants          11.74%
FL 33480

Gerald William Ashfield, Wilmhurst Fletching,       Warrants           5.87%
Fletching NR Uckfiled, East Sussex TN22
3YB United Kingdom


Management Ownership


As of March 31, 2005, the Directors and officers of the Corporation, as a group, owned less than 1% of the Corporation's Common Stock. As of the same date, the Directors or officers of the Corporation did not own any of the Corporation's Preferred Stock or Warrants.

                   BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Selection and Brokerage Transactions

The Manager selects broker-dealers with the goal of obtaining "best execution". The Manager will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to the Manager in connection with its services to clients other than the Corporation. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, the Manager offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with the Manager or its affiliates to distribute shares of the investment companies or other investment products offered by the Manager. The Manager ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, the Manager determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

The Manager monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

In over-the-counter markets, the Corporation deals with primary market makers unless a more favorable execution or price is believed to be obtainable. The Corporation may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

When two or more of the investment companies of the Seligman Group of Funds or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Commissions

Total brokerage commissions (not including any spreads on principal transactions on a net basis) paid by the Corporation during the years ended December 31, 2004, 2003 and 2002, were $3,163,744, $8,763,817 and $8,675,607, respectively.


Regular Broker-Dealers

During the year ended December 31, 2004, the Corporation acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. At December 31, 2004, the Corporation held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $69,544,457; held securities of Morgan Stanley Dean Witter, with an aggregate value of $13,733,982; held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce Fenner & Smith, Incorporated, with an aggregate value of $18,731,918; and held securities of Goldman Sachs Group, with an aggregate value of $20,703,960.

                              FINANCIAL STATEMENTS


The Corporation's financial statements for the year ended December 31, 2004 are incorporated into this SAI by reference to the 2004 Annual Report to Stockholders of the Corporation, filed with the SEC pursuant to Section 30(b) of the 1940 Act and the rules and regulations thereunder. The 2004 Annual Report contains schedules of the Corporation's portfolio investments as of December 31, 2004 and certain other financial information as of this date. The Corporation will furnish, without charge, a copy of such Annual Report, which includes the Report of Independent Registered Public Accounting Firm, to any person who requests a copy of the SAI.


The financial information of the Corporation included in the Prospectus under the caption "Financial Highlights" and the financial statements that are incorporated by reference in this SAI have been so included or incorporated by reference in reliance on the reports of Deloitte & Touche LLP given upon their authority as experts in auditing and accounting.

   CUSTODIAN, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT AND EXPERTS

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Corporation. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Corporation.

Stockholder Service Agent and Dividend Paying Agent. Seligman Data Corp., a wholly-owned subsidiary of the Corporation, and certain other investment companies of the Seligman Group of Funds, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Corporation, maintains the records of stockholder accounts and furnishes dividend paying, redemption and related services.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Independent Registered Public Accounting Firm for the Corporation and in such capacity audits the Corporation's annual financial statements and financial highlights.

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON FINANCIAL
                                  HIGHLIGHTS -
              SENIOR SECURITIES --$2.50 CUMULATIVE PREFERRED STOCK


To the Board of Directors and Security Holders of
   Tri-Continental Corporation:


We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities and the statements of capital stock and surplus of Tri-Continental Corporation, including the portfolios of investments, as of December 31 for each of the ten years in the period ended December 31, 2004, and the related statements of operations, the statements of changes in net investment assets, and the financial highlights for each of the years then ended (none of which are presented herein); and we expressed unqualified opinions on those financial statements.

In our opinion, the information appearing on page 8 of the Prospectus, under the caption "Financial Highlights - Senior Securities - $2.50 Cumulative Preferred Stock", for each of the ten years in the period ended December 31, 2004 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

DELOITTE & TOUCHE LLP

New York, New York
February 23, 2005

PART C.   OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

          1.        Financial Statements.


          Part A. Financial Highlights for the ten years ended December 31, 2004; Table for the ten years ended December 31, 2004 under the caption "Senior Securities - $2.50 Cumulative Preferred Stock."

          Part B. The required financial statements are included in the Corporation's 2004 Annual Report, which is incorporated by reference into the Statement of Additional Information. These statements include: Portfolio of Investments at December 31, 2004; Statement of Assets and Liabilities at December 31, 2004; Statement of Capital Stock and Surplus at December 31, 2004; Statement of Operations for the year ended December 31, 2004; Statements of Changes in Net Investment Assets for the years ended December 31, 2004 and 2003; Notes to Financial Statements; Financial Highlights for the five years ended December 31, 2004; Report of Independent Registered Public Accounting Firm.

          2. Exhibits. All Exhibits listed below are incorporated herein by reference, except those Exhibits marked with an asterisk (*) which are filed herewith.


          (a) Amended and Restated Charter of the Registrant. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

          (b) By-laws of the Registrant. (Incorporated by reference to Registrant's Amendment No. 33 to the Registration Statement on Form N-2 filed on April 22, 2003.)

          (c)       Not Applicable.

          (d)(1) Specimen certificates of Common Stock. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

          (d)(2) Specimen certificates of $2.50 Cumulative Preferred Stock. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

          (d)(3) Specimen of Warrant of the Registrant. (Incorporated by reference to Registrant's Amendment No. 1 to the Registration Statement on Form N-2 filed on March 6, 1981.)

          (d)(4) Form of Subscription Certificate - Subscription Right for shares of Common Stock. (Incorporated by reference to Registrant's Registration Statement on Form N-2 filed on September 17, 1992.)

          (d)(5) The Registrant's Charter is the constituent instrument defining the rights of the $2.50 Cumulative Preferred Stock, par value $50, and the Common Stock of the Registrant. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

          (e) Registrant's Automatic Dividend Investment and Cash Purchase Plan is set forth in Registrant's Prospectus which is filed as Part A of this Registration Statement.

          (f)       Not Applicable.

          (g)(1) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Amendment No. 24 to the Registration Statement on Form N-2 filed April 13, 1995.)

          (h)       Not Applicable.

          (i)(1) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Seligman Frontier Fund, Inc. (File No. 2-92487) filed on January 28, 1997.)

          (i)(2) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement on Form N-1A of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

          (j) Form of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Amendment No. 26 to the Registration Statement on Form N-2 filed on April 24, 1997.)

          (k)       Not Applicable.

          (l) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Amendment No. 33 to the Registration Statement on Form N-2 filed on April 22, 2003.)

          (m)       Not Applicable.


          (n)       *Consent of Independent Registered Public Accounting Firm.


          (o)       Not Applicable.

          (p)       Not Applicable.

          (q)(1) The Seligman Roth/Traditional IRA Information Kit. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

          (q)(2) The Seligman Simple IRA Plan documents for employers (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Seligman Value Fund Series, Inc. (File No. 333-20621) filed on April 17, 1997.)

          (q)(3) The Seligman Simple IRA Plan Agreement and Disclosure Statement for participants. (Incorporated by reference to Exhibit 14 of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Seligman Value Fund Series, Inc. (File No. 333-20621) filed on April 17, 1997.)

          (q)(4) Qualified Plan and Trust Basic Plan Document. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

          (q)(5) Flexible Standardized 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)

          (q)(6) Flexible Nonstandardized Safe Harbor 401(k) Profit Sharing Plan Adoption Agreement. (Incorporated by reference to Registrant's Amendment No. 27 to the Registration Statement on Form N-2 filed on April 16, 1998.)


          (r) Amended Code of Ethics of Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(Other Exhibits)    (a) Power of Attorney for Robert B. Catell.
                    (Incorporated by reference to Registrant's Amendment No.
                    35 to the Registration Statement on Form N-2 filed on April 9, 2004.)


                    (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Amendment No. 31 to the Registration Statement on Form N-2 filed on April 19, 2001.)

Item 25.  Marketing Arrangements. Not Applicable.

Item 26.  Other Expenses of Issuance and Distribution.

          Registration fees                             $-0-
          NYSE listing fees                              -0-
          Registrar fees                                 -0-
          Legal fees                                     -0-
          Accounting fees                                -0-
          Miscellaneous (mailing, etc.)                  -0-

Item 27. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp., a New York Corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in Seligman Data Corp. is recorded at a cost of $43,681.


Item 28.  Number of Holders of Securities.
          As of February 28, 2005:

          Title of Class                              Number of Recordholders
          --------------                              -----------------------
          $2.50 Cumulative Preferred                  416
          Common Stock                                37,276
          Warrants                                    106


Item 29. Indemnification. Reference is made to the provisions of Article Eleventh of Registrant's Amended and Restated Charter filed as an exhibit to Registrant's Registration Statement on Form N-2 filed on April 16, 1998 and Article II, Section 14 of Registrant's Amended By-laws to the Restated By-laws filed as an exhibit to the Registration Statement on Form N-2 filed on April 22, 2003.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (the "Manager"), is the Registrant's investment manager and is an investment manager registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 30 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, C and D of Form ADV, filed by the Manager with the Securities and Exchange Commission, pursuant to the Advisers Act (SEC File No. 801-15798) which was filed on March 29, 2004.

Item 31. Location of Accounts and Records. The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules 17 CFR 270.31(a)(1)-31(a)(3) promulgated thereunder, are maintained by J. &
          W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017, and at the following locations: (1) Custodian: State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 and (2) Transfer Agent, Redemption and Other Shareholder Account Services:
          Seligman Data Corp., 100 Park Avenue, New York, NY 10017.

Item 32.  Management Services.  Not Applicable.

Item 33.  Undertakings.

          I. Registrant undertakes: to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement.

          II. Registrant undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;
          (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (b) and that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

          III. The Registrant undertakes: to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 31st day of March, 2005.

                                        TRI-CONTINENTAL CORPORATION

                                        By: /s/  Brian T. Zino
                                            ------------------------------------
                                            Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on March 31, 2005.

               Signature                Title
               ---------                -----

/s/ Brian T. Zino                       Director, President and Chief
------------------------------------    Executive Officer
Brian T. Zino                           (Principal Executive Officer)

/s/ William C. Morris                   Chairman of the Board and Director
------------------------------------
William C. Morris

/s/ Lawrence P. Vogel                   Treasurer (Principal Financial
------------------------------------    and Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Director         )
John R. Galvin, Director           )
Alice S. Ilchman, Director         )
Frank A. McPherson, Director       )
John E. Merow, Director            )    /s/ Brian T. Zino
Betsy S. Michel, Director          )    ----------------------------------------
Leroy C. Richie, Director          )    Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director         )
James N. Whitson, Director         )

                           TRI-CONTINENTAL CORPORATION
                                    FORM N-2

                                  EXHIBIT INDEX

Form N-2 Item No.                       Description
-----------------                       -----------
Item 24(2)(n)                           Consent of Independent Registered Public
                                        Accounting Firm.